Exhibit 10.1(b)


          Schedule of Secured Convertible Note (refinancing) Issued by
               NCT Group, Inc. to Carole Salkind on August 1, 2005


                                                                     Conversion
        Issue Date           Due Date           Principal              Price
      -------------      --------------      ---------------       -------------
         08/01/05            02/01/06        $ 13,349,878.22         $ 0.0101